US Securities and Exchange Commission
            Washington, DC 20549


               CONFORMED COPY



                  Form 8-K







  Current Report Pursuant to Section 13 or
                  15(d) of
     The Securities Exchange Act of 1934



Date of earliest event reported: December 18,
1995



         PM Management Systems, Inc.
  (Formerly named Process Based Management,
                    Inc.)



Colorado         0-22678        84-1193941
(State of        (Commission    (EIN)
Incorporation)   File Number)






404 Scott Point Drive, Salt Spring Island, BC
               Canada V8K 2R2
  (Address of Principal Executive Offices)


Registrants Telephone Number, Including Area
            Code: (250) 537-5732



Form 8-K: Dated January 17, 1999.
PM Management Systems, Inc.
Commission File # 0-22678
Page 2

Item 1 - Changes in Control of Management

               Not Applicable

Item 2 - Acquisition or Disposition of Assets

     On December 18, 1995, the registrant
wrote off its investment in its subsidiary, Ad-A-Cab America, LLC. The registrants directors concluded that the concept was not viable in North America at that time, in spite of some success in Australia.

Item 3 - Bankruptcy or Receivership

               Not Applicable

Item 4 - Changes in the Registrants
Certifying Public Accountant

               Not Applicable

Item 5 - Other Events

               Not Applicable

Item 6 - Resignations of Registrants
Directors

     On December 18, 1995, the registrants
Board of Directors accepted the resignations of James B. Raines and Russell Roten as directors. These resignations were the result of the boards decision to not continue to pursue the business of on Cab advertising and to write off its investment in its subsidiary, Ad-A-Cab America, LLC.

Item 7 - Financial Statements and Exhibits

     Exhibit A - Copy of minutes of
Registrants directors meeting, accepting directors resignations.

     Exhibit B - Copy of minutes of
Registrants directors meeting, writing off registrants investment in Ad-A-Cab America,
LLC.




Form 8-K: Dated January 17, 1999
PM Management Systems, Inc.
Commission File # 0-22678

Item 8 - Change in Fiscal Year

               Not Applicable

Pursuant to the requirements of the
Securities and Exchange Act of 1934, the
Registrant has caused this report ;to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 17, 1999
PM Management Systems, Inc

/S/ Anthony V. Feimann
Anthony V. Feimann, Secretary









        Minutes of Special Meeting of
                  Directors

      ________________________________

The Board Of Directors of PM Management
Systems, Inc. held a special meeting at #601
- 1450 Pennyfarthing , Vancouver, BC, on
December 18, 1995, at 10:00 AM .  The
following persons consisting of a quorum were present:

          Edward D. Duncan, Director and
President

          Anthony V. Feimann, Director and
Secretary

          Timothy E. Sewell, Director and
Vice-president

     Mr. Duncan served as chairperson of the
meeting and Mr Feimann served as Secretary of the meeting.

     After reading a waiver of notice of the
meetings notice, which had been signed by every director present, (two directors being unavailable), the Secretary was directed to attach a copy of the waiver with the minutes of the meeting.

     Having announced that a quorum of the
Board of Directors - as required by the By-laws of the corporation - necessary for the holding of a meeting of directors - was present and that the meeting had been duly convened, the chairperson further announced that the meeting could proceed with its business.

Upon duly made, seconded and fully discussed motions, the following resolutions were adopted.

          RESOLVED: that the concept of on-
cab advertising was not feasible in North
America at the present time, in spite of its limited success in Australia, and that the companys investment of approximately
$200,000.00 was, for all intents and
purposes, lost and not recoverable, that all monies expended to this end be written off as an extraordinary event during the current quarter and noted in the up-coming 10KSB for the year ending December 31, 1995.

          RESOLVED: That the resignations of
James B. Raines and Russell Roten be
accepted, effective the date of their
resignations and that no other directors would be appointed at the present time to fill the vacancies created. The motion was seconded and passed.

There being no further business before the meeting, the meeting was adjourned..


    /S/ Anthony V. Feimann
Anthony V. Feimann, Secretary